UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 7, 2013

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-16317	95-4079863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 BUFFALO SPEEDWAY, SUITE 960

HOUSTON, TEXAS 77098

(Address of principal executive offices)

(Registrant’s telephone number, including area code) (713) 960-1901

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on its Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2013, the Company, Contango Acquisition, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub”), and Crimson Exploration Inc., a Delaware corporation (“Crimson”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement and subject to the conditions set forth therein, Merger Sub will merge with and into Crimson (the “Merger”), with Crimson surviving the Merger as a wholly owned subsidiary of the Company.

New Employment Agreements with Contango

The Company has entered into employment agreements with each of A. Carl Isaac, Jay S. Mengle, Thomas H. Atkins, Jeffrey A. Sikora and John A. Thomas, which will become effective only upon the consummation of the Merger (each, an “Employment Agreement” or collectively, the “Employment Agreements”). The Employment Agreements for Messrs. Isaac, Mengle and Atkins provide for a term of three years with automatic two-year extensions of the initial term, unless Contango or the executive provides prior notice of intention not to extend the agreement. The Employment Agreements for Messrs. Sikora and Thomas provide for a term of two years with automatic one-year extensions of the initial term, unless Contango or the executive provides prior notice of intention not to extend the agreement. The Employment Agreements for Messrs. Isaac, Mengle, Atkins and Sikora replace and are in substantially the same form as the June 29, 2011 Employment Agreements between Crimson and Messrs. Mengle and Atkins, the April 18, 2012 Employment Agreement between Crimson and Mr. Isaac and the April 30, 2012 Employment Agreement between Crimson and Mr. Sikora, except as described below. Mr. Thomas did not previously have an employment agreement with Crimson.

Under the new Employment Agreements, Mr. Isaac is entitled to a base salary of $320,000, Mr. Mengle is entitled to a base salary of $300,000, Mr. Atkins is entitled to a base salary of $310,000, Mr. Sikora is entitled to a base salary of $250,000 and Mr. Thomas is entitled to a base salary of $270,000. Each executive shall participate in Contango’s Annual Cash Incentive Bonus Plan (which is referred to as the “cash plan”) and Annual Long-Term Incentive Equity Plan (which is referred to as the “incentive equity plan”). With respect to the cash plan, the executives are eligible to receive a cash bonus based upon minimum, target and maximum award levels of not less than 50%, 80% and 120% for Messrs. Isaac, Mengle and Atkins and 30%, 50% and 75% for Messrs. Sikora and Thomas, respectively, of such executive’s base salary. With respect to the incentive equity plan, the executives are eligible to receive stock option awards, restricted stock awards or a combination of both upon minimum, target and maximum award levels of not less than 75%, 250% and 350% for Messrs. Isaac, Mengle and Atkins and 40%, 100% and 200% for Messrs. Sikora and Thomas, respectively, of such executive’s base salary.

Each Employment Agreement provides for payments in the event Contango terminates the executive’s employment “without cause” or if the executive resigns for “good reason,” each as defined in each Employment Agreement.

Except as otherwise described in the following paragraph, if the executive’s employment is terminated by Contango without cause or the executive resigns for good reason, the executive will receive (A) a cash amount equal to two times the sum of the then current calendar year’s base salary and the prior year’s bonus under the cash plan, (B) reimbursement of COBRA health insurance premiums for up to 24 months, (C) accelerated vesting of all stock, stock option and other equity awards to the extent such awards (other than stock options and stock appreciation rights) are not subject to performance-based vesting for purposes of qualifying as “performance-based compensation” for purposes of Section 162(m) of the Code and (D) a pro-rated bonus under the cash plan for the year of termination, based on the attainment of the applicable corporate performance goals. For purposes of calculating the severance amount due in (A), if no bonus was paid under the prior year’s cash plan, severance would instead be calculated using the greater of the target bonus under the cash plan for the year of termination or the amount of any discretionary bonuses that were paid to the executive in the twelve month period prior to his termination.

With respect to Messrs. Isaac, Mengle and Atkins, if such executive’s employment is terminated by Contango without cause or the executive resigns for good reason, in either case, within 12 months after a change in the ownership or control of Contango, the executive will receive (A) a cash amount equal to 2.5 times the sum of the then current calendar year’s base salary and the prior year’s bonus under the cash plan, (B) reimbursement of COBRA health insurance premiums for up to 30 months from the termination date, (C) accelerated vesting of all stock, stock option and other equity awards to the extent such awards (other than stock options and stock appreciation rights) are not subject to performance-based vesting for purposes of qualifying as “performance-based compensation” for purposes of Section 162(m) of the Code and (D) a pro-rated bonus under the cash plan for the year of termination, based on the attainment of the applicable corporate performance goals. If no bonus was paid under the prior year’s cash plan, the bonus component of the cash severance amount due in (A) will be calculated as described in the last sentence of the preceding paragraph.

If the executive’s employment is terminated by Contango without cause or the executive resigns for good reason within 12 months after a change in the ownership or control of Contango, payment of the entire cash severance amount will be made in a lump sum at termination. Otherwise, upon termination by Contango without cause or by the executive for good reason, the executive will receive half of the cash severance amount in a lump sum at termination and half the number of months of health insurance reimbursement. The remainder of the cash severance payment and the second half of health insurance reimbursement will be paid if and when the executive notifies Contango, prior to the conclusion of 50% of the term of the executive’s non-competition and non-solicitation obligations, that the executive agrees to comply with the non-competition and non-solicitation obligations for the remainder of the term.

If the executive’s employment is terminated due to non-renewal of the Employment Agreement by the executive or Contango, then no severance is due to the executive under the Employment Agreement. However, if the Employment Agreement is not renewed by Contango and a new employment agreement is not entered into with the executive within ten days following the expiration of the Employment Agreement, the executive will become 100% vested in all stock, stock option and other equity awards then held by the executive to the extent that such awards (other than stock options and stock appreciation rights) are not subject to performance-based vesting for purposes of qualifying as “performance-based compensation” for purposes of Section 162(m) of the Code.

In the event of the executive’s death or disability, the executive officer will be entitled to: (A) pro rata base salary and pro rata target annual cash incentive bonus through the date of termination for the year in which termination occurs, plus a lump sum amount equal to the greater of: (1) the remainder of the base salary that would have been earned by the executive officer under the executive’s Employment Agreement between the date of his death or permanent disability and the expiration of the then current term of the Employment Agreement, or (2) 12 months of base salary plus the executive’s target annual cash incentive bonus for the year of termination; and (B) full acceleration of vesting for all stock, stock option and other equity awards.

The Employment Agreements contain confidentiality, non-competition and non-solicitation covenants. In order to receive any severance payments, the executive is required to execute a general release of claims against Contango.

The Employment Agreements for Messrs. Isaac, Mengle, Atkins and Sikora provide that the gross-up payment for any excise taxes under Section 4999 of the Code described in the Crimson employment agreements shall apply with respect to the merger, but not with respect to any subsequent transaction. The Employment Agreement for Mr. Thomas provides that a gross-up payment for any excise taxes under Section 4999 of the Code shall apply with respect to the Merger, but not with respect to any subsequent transaction. In the event of a change of control transaction, other than the Merger, none of the executives are entitled to gross-up payments for any excise taxes under Section 4999 of the Code. In that event, if payments to any of the executives would otherwise constitute a parachute payment under Section 280G of the Code, then the payments will be limited to the dollar amount that can be paid to the executive without triggering an excise tax under Section 4999 of the Code, unless the net after-tax amount payable to the executive, after taking into account any excise tax incurred under Section 4999, would be greater without a limitation on the payments.

Transition Agreement with Marc Duncan

On June 10, 2013, the Company and Marc Duncan entered into a Transition Agreement pursuant to which Mr. Duncan agreed to continue his employment as the Company’s Senior Vice President – Engineering through the effective date of the Merger, on which date Mr. Duncan’s employment with the Company will terminate. Provided Mr. Duncan remains employed by the Company thorough the effective date of the Merger, and Mr. Duncan executes a general release of claims, Mr. Duncan will receive the following payments on the thirtieth day following the effective date of the Merger: (i) a lump sum cash severance payment in the amount of $250,000 and (ii) a lump sum cash payment in the amount of $75,000, representing payment of a deferred bonus that would otherwise have become payable to Mr. Duncan on June 30, 2014 had his employment with the Company continued through such date.

The foregoing description of the Employment Agreements is qualified in its entirety by reference to the full text of the Employment Agreements, which are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5 to this report and are incorporated in this report by reference. The foregoing description of the Transition Agreement is qualified in its entirety by reference to the full text of the Transition Agreement, which is attached as Exhibit 10.6 to this report and is incorporated in this report by reference.

Forward-Looking Statements

This filing contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (3) the inability to complete the Merger due to the failure to satisfy the conditions to the Merger, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of the Company’s outstanding shares of common stock entitled to vote on the approval of issuance of shares of Company common stock; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the Merger; (5) the ability to recognize the benefits of the Merger; (6) legislative, regulatory and economic developments; and (7) other factors described in the Company’s filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this filing are beyond the Company’s ability to control or predict. The Company can give no assurance that the conditions to the Merger will be satisfied. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The Company is not responsible for updating the information contained in this filing beyond the published date, or for changes made to this filing by wire services or Internet service providers.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between the Company and Crimson will be submitted to the stockholders of both companies for their consideration. The Company has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that constitutes a preliminary prospectus of the Company that also includes a preliminary joint proxy statement for each of the Company and Crimson. The registration statement has not yet become effective.

INVESTORS AND SECURITY HOLDERS OF THE COMPANY, CRIMSON AND OTHER INVESTORS ARE ADVISED TO READ THE PROSPECTUS AND PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive joint proxy statements and prospectus will be mailed to stockholders of the Company and of Crimson. Investors and security holders may obtain a free copy of the definitive joint proxy statement and prospectus when it becomes available, and other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the definitive proxy statement, when it becomes available, and the Company’s other filings with the SEC may also be obtained from the Company by directing a request to the Company, Attention: Investor Relations department, or by calling (713) 960-1901.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from the Company’s stockholders in favor of the proposed Merger. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended June 30, 2012 filed with the SEC on August 29, 2012, and definitive proxy statement relating to its 2012 Annual Meeting of Stockholders filed with the SEC on October 12, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s stockholders generally, by reading the definitive joint proxy statement and prospectus and other relevant documents filed with the SEC when they become available.

Item 8.01. Other Events

The information set forth in Item 5.02 of this current Report on Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Employment Agreement, dated as of June 10, 2013, among Contango Oil & Gas Company and Jeffrey A. Sikora (incorporated by reference to Exhibit 10.17 to Contango’s Registration Statement on Form S-4, filed with the SEC on June 13, 2013)

10.2	Employment Agreement, dated as of June 7, 2013, among Contango Oil & Gas Company and A. Carl Isaac (incorporated by reference to Exhibit 10.18 to Contango’s Registration Statement on Form S-4, filed with the SEC on June 13, 2013)

10.3	Employment Agreement, dated as of June 7, 2013, among Contango Oil & Gas Company and John A. Thomas (incorporated by reference to Exhibit 10.19 to Contango’s Registration Statement on Form S-4, filed with the SEC on June 13, 2013)

10.4	Employment Agreement, dated as of June 7, 2013, among Contango Oil & Gas Company and Jay S. Mengle (incorporated by reference to Exhibit 10.20 to Contango’s Registration Statement on Form S-4, filed with the SEC on June 13, 2013)

10.5	Employment Agreement, dated as of June 7, 2013, among Contango Oil & Gas Company and Thomas H. Atkins (incorporated by reference to Exhibit 10.21 to Contango’s Registration Statement on Form S-4, filed with the SEC on June 13, 2013)

10.6	Transition Agreement, dated as of June 10, 2013, between Contango Oil & Gas Company and Marc Duncan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: June 13, 2013	By:	/s/ Sergio Castro
Sergio Castro
Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement, dated as of June 10, 2013, among Contango Oil & Gas Company and Jeffrey A. Sikora (incorporated by reference to Exhibit 10.17 to Contango’s Registration Statement on Form S-4, filed with the SEC on June 13, 2013)

10.2	Employment Agreement, dated as of June 7, 2013, among Contango Oil & Gas Company and A. Carl Isaac (incorporated by reference to Exhibit 10.18 to Contango’s Registration Statement on Form S-4, filed with the SEC on June 13, 2013)

10.3	Employment Agreement, dated as of June 7, 2013, among Contango Oil & Gas Company and John A. Thomas (incorporated by reference to Exhibit 10.19 to Contango’s Registration Statement on Form S-4, filed with the SEC on June 13, 2013)

10.4	Employment Agreement, dated as of June 7, 2013, among Contango Oil & Gas Company and Jay S. Mengle (incorporated by reference to Exhibit 10.20 to Contango’s Registration Statement on Form S-4, filed with the SEC on June 13, 2013)

10.5	Employment Agreement, dated as of June 7, 2013, among Contango Oil & Gas Company and Thomas H. Atkins (incorporated by reference to Exhibit 10.21 to Contango’s Registration Statement on Form S-4, filed with the SEC on June 13, 2013)

10.6	Transition Agreement, dated as of June 10, 2013, between Contango Oil & Gas Company and Marc Duncan